Scudder
Latin America
Fund


Semiannual Report
April 30, 1999


No-Load Funds


For investors seeking long-term capital appreciation through investment primarily in the securities of Latin American issuers.

A no-load fund with no commissions to buy, sell, or exchange shares.


SCUDDER

                           Scudder Latin America Fund

-----------------------------------------------------------------------------------------------
Date of Inception:  12/8/92   Total Net Assets as 4/30/99:  $572.million  Ticker Symbol:  SLAFX
-----------------------------------------------------------------------------------------------

o Stocks in Latin America staged a powerful rally following the devaluation of the Brazilian currency in January. For the six-month period ended April 30, the Fund posted a total return of 22.59%.

o Management continues to concentrate on established companies with reliable cash flows, strong balance sheets, and skilled management teams. Over time, such firms tend to be better equipped to cope with volatility in the region's economies.

o Poor stock market performance in the first half of the period provided opportunities to purchase shares of good companies at favorable prices.




                                Table of Contents


   3  Letter from the Fund's Chairman   17  Financial Highlights
   4  Performance Update                18  Notes to Financial Statements
   5  Portfolio Summary                 22  Report of Independent Accountants
   6  Portfolio Management Discussion   23  Stockholder Meeting Results
  10  Glossary of Investment Terms      24  Officers and Directors
  11  Investment Portfolio              25  Investment Products and Services
  14  Financial Statements              26  Scudder Solutions


                         2 - Scudder Latin America Fund

                         Letter from the Fund's Chairman


Dear Shareholders,

     Stock markets in Latin America experienced significant volatility during the six-month reporting period. After staging a sharp rally along with other emerging markets stocks in the months immediately following last year's global financial crisis, the Latin markets tumbled in January when a currency devaluation in Brazil began to appear inevitable. Once this threat became fact, however, investors realized that the worst part of the region's financial crisis was likely behind them. Buoyed by improved market sentiment, stocks powered higher for the remainder of the period. In this phase, Mexico's Bolsa Index surpassed its pre-crisis peak, while Brazil and Argentina approached their previous highs.

     Amidst the tumult, the management team of Scudder Latin America Fund maintained their approach of investing for the long term in companies with the strongest fundamentals and the most capable management teams. The value of this strategy is reflected in the Fund's ranking within its peer group. According to Lipper Analytical Services, the Fund was the top performing Latin American fund for the five-year period ended April 30, 1999. It was also ranked in the top 18% of comparable funds by Lipper for the trailing one-year period, and in the 26th percentile for the three-year period.^1 For more information on recent market conditions and the management team's investment strategy, please see the Portfolio Management Discussion beginning on page 6.

     For those of you who are interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of providing long-term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     Thank you for your continued investment in Scudder Latin America Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-225-2470, or visit our Web site at www.scudder.com.

     Sincerely,


     /s/Daniel Pierce
     Daniel Pierce
     Chairman,
     Scudder Latin America Fund

^1 Source: Lipper Analytical Services, Inc., is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. Past performance is no guarantee of future results. Scudder Latin America Fund's Lipper ranking was 8th out of 45 Latin America funds for the one-year period ended April 30, 1999, 9th out of 34 funds for the three-year period, and 1st out of 14 for the five-year period.


                         3 - Scudder Latin America Fund

                     Performance Update as of April 30, 1999

                          Total Return

   --------------------------------------------
   Fund Index Comparisons
   --------------------------------------------
                              Total Return
   --------------------------------------------
   Period Ended Growth of               Average
   4/30/1999     $10,000  Cumulative    Annual
   --------------------------------------------
   Scudder Latin America Fund
   --------------------------------------------
   1 Year        $ 8,700     -13.00%   -13.00%
   5 Year        $12,636      26.36%     4.79%
   Life of       $21,855     118.55%    13.01%
   Fund*
   --------------------------------------------
   IFC Latin America Investable Total Return
   Index
   --------------------------------------------
   1 Year        $ 8,530     -14.70%   -14.70%
   5 Year        $10,147       1.47%     0.29%
   Life of Fund* $15,263      52.63%     6.91%

   --------------------------------------------
   * The Fund commenced operations on
     December 8, 1992.
     Index comparisons begin December 31, 1992.

   --------------------------------------------
   Growth of a $10,000 Investment
   --------------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

-------------------------------------------------------------------
               IFC Latin America
               Investable Total Return   Scudder Latin America
               Index                     Fund
-------------------------------------------------------------------
    12/92*           10000                     10000
      '93            10047                     10560
      '94            15042                     16604
      '95            11760                     13558
      '96            13412                     16623
      '97            16928                     21907
      '98            17894                     24115
      '99            15263                     20980
-------------------------------------------------------------------

                          Yearly periods ended April 30

The IFC Latin America Investable Total Return Index is prepared by International Finance Corporation. It is an unmanaged, market capitalization-weighted representation of stock performance in seven Latin American markets, and measures the returns of stocks that are legally and practically available to investors. Unlike Fund returns, Index returns do not reflect fees or expenses.

--------------------------------------------
Returns and Per Share Information
--------------------------------------------

Yearly periods ended April 30

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:


                                  1993*     1994    1995     1996     1997     1998    1999
------------------------------------------------------------------------------------------------------------------
Net Asset Value                  $ 13.20  $ 20.65  $ 16.21 $ 19.70  $ 25.65  $ 26.80  $ 22.06
------------------------------------------------------------------------------------------------------------------
Income Dividends                 $    --   $  .06  $    -- $   .15  $   .26   $  .25   $  .37
------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions      $    --   $  .06  $   .73 $    --  $    --   $ 1.14   $  .64
------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)              10.00**  57.23   -18.34   22.60    31.79    10.08   -13.00
------------------------------------------------------------------------------------------------------------------
Index Total Return (%)               .47    49.71   -21.85   14.04    26.20     5.71   -14.70
------------------------------------------------------------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the five year and life of Fund total returns would have been lower. **Total return does not reflect the effect to the shareholder of the applicable redemption fees. Portfolio Summary as of April 30, 1999


                         4 - Scudder Latin America Fund

Portfolio Summary as of April 30, 1999

-----------------------------------------------------
Geographical
(Excludes 4% Cash Equivalents)
-----------------------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Mexico                         43%
      Brazil                         36%
      Argentina                      13%
      Chile                           3%
      Colombia                        2%
      Other                           3%
   --------------------------------------
                                    100%
   --------------------------------------
 Management trimmed holdings in Mexican companies that it felt had become fully valued, and increased its position in Brazil.

-----------------------------------------------------
 Sectors
 (Excludes 4% Cash Equivalents)
-----------------------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Consumer Staples               29%
      Communications                 24%
      Energy                         15%
      Financial                      11%
      Utilities                      11%
      Manufacturing                   6%
      Consumer Discretionary          4%
   --------------------------------------
                                    100%
   --------------------------------------
Sector weightings continue to reflect a focus on non-cyclical industries.

-----------------------------------------------------
  Ten Largest Equity Holdings
  (58% of Portfolio)
-----------------------------------------------------

    1. Telefonos de Mexico S.A. de C.V.
       Telecommunication services in Mexico

    2. Petroleo Brasileiro S.A.
       Petroleum company in Brazil

    3. YPF S.A.
       Petroleum company in Argentina

    4. Companhia Energetica de Minas
       Gerais
       Electric utility in Brazil

    5. Kimberly Clark de Mexico S.A. de
       C.V.
       Producer of consumer paper
       products in Mexico

    6. Banco Itau S.A.
       Bank in Brazil

    7. Centrais Eletricas Brasileiras S.A.
       Holding company for electric utility
       in Brazil

    8. Panamerican Beverages, Inc.
       Soft drink bottler in Mexico

    9. CIFRA S.A. de C.V.
       Discount retailer in Mexico

   10. Grupo Continental S.A.
       Producer and distributor of soft
      drinks, sugar and
      mineral water in Mexico


Top holdings demonstrate the Fund's emphasis on companies with strong cash flows, low debt levels, and minimal dependence on external financing.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                         5 -Scudder Latin America Fund

                         Portfolio Management Discussion


Dear Shareholders,

Scudder Latin America Fund posted a total return of 22.59% for the six months ended April 30, 1999, compared with a return of 30.45% for its unmanaged benchmark, the International Finance Corporation's Latin America Investible Total Return Index. Details of the performance of the IFC Index country components are provided in the adjacent table.

Volatility, Recovery in Brazil The Fund's point-to-point investment performance for the six months does not adequately reflect the tremendous uncertainty and volatility impacting Latin American financial markets during the period. As has been the case since mid-1997, Brazil was the origin of most of the shockwaves that troubled the region. In early December, the Brazilian congress rejected a key part of President Cardoso's reform program, leading many investors to conclude that Brazil's political system would be unable to deal effectively with the country's mounting fiscal and current account deficits. Investor concerns were exacerbated in early January when Itamar Franco, the newly elected governor of the economically powerful state of Minas Gerais, declared a moratorium on his state's debts with the federal government. Since Franco is a former president, his actions were widely viewed as further evidence of Brazil's difficulties in overcoming regional and special interests in dealing with critical national problems. The financial markets lost confidence in Brazil as a result, and foreign leaders became unwilling to roll over maturing loans or to extend new credits to Brazilian borrowers. The country's foreign exchange reserves fell sharply, forcing the government to float its currency in mid-January. Following this action, the Fund's net asset value reached $13.85, its low point for the six-month period.

------------------------------------------------
Investment Returns in Latin American
Stock Markets
Six months ended April 30, 1999
Returns are in U.S. Dollars
------------------------------------------------

A graph in the form of a bar chart appears here, illustrating exact data points in the table below.

Argentina                          27.30%
Brazil                             16.06%
Chile                              33.57%
Colombia                           48.38%
Mexico                             44.60%
Peru                               21.88%
Venezuela                          39.11%
IFC Latin                          30.45%
America
Investable Index

------------------------------------------------

Source: IFC Emerging Markets Database
Past performance is no guarantee of future results.

Against the background of a collapsing currency, capital flight, and mounting fears of a return of hyperinflation, Congress quickly passed the substance of President Cardoso's reform program. New management was installed at the central bank, and a revised austerity program found credibility with the international community. With the International Monetary Fund's announcement of continued support for the adjustment program, maintenance of the $41 billion assistance



                         6 - Scudder Latin America Fund
package, and the re-opening of the international capital markets to Brazilian borrowers, financial markets returned to relative calm. By the mid-point of the Fund's fiscal year, it had become clear that earlier predictions of economic calamity for Brazil would prove incorrect. Inflation is declining, credit flows are inching their way back to normal, and the country is expected to meet all of its principal targets with the IMF. In short, the economy is not experiencing the free fall that many had predicted.

Most of Brazil's problems in the months leading up to the devaluation were public sector in origin. The private banking system was in sound condition, corporate balance sheets were comparatively unleveraged, inflation was close to zero, and demand was soft due to the slowing economy. What was out of kilter was the government's ability to deal with its fiscal imbalance and current account deficit. In our view, the passage of the Cardoso reform program by congress and the float of the currency effectively addressed these problems. Investor optimism has been rekindled as a result, sparking a 59% rebound in the Fund's net asset value from its January low to April 30.

                          Argentina, Mexico, and Chile
                                Weather the Storm

Latin American markets came under varying degrees of pressure due to the fear of a spreading Brazilian "contagion." The Argentine peso was clearly the currency most vulnerable to a speculative assault, but the risk of a devaluation was contained by President Menem's announcement that he would seek a complete dollarization of the economy before devaluing the peso. This position found support across the country's political spectrum. Given the close economic ties between Argentina and Brazil, however, it is unlikely that Argentina will be able to avoid a recession this year.

-------------------------------------------------------
Economic Growth Forecasts (GDP)
-------------------------------------------------------
-------------------------------------------------------
  Country                          1998       1999*
-------------------------------------------------------

  Argentina                        4.2%       -1.8%

  Brazil                           0.1%       -0.9%

  Chile                            3.4%        1.6%

  Colombia                         0.6%        0.9%

  Mexico                           4.8%        2.9%

  Peru                             0.7%        2.9%

  Venezuela                       -0.7%       -2.5%
-------------------------------------------------------

* Estimated. Estimates may prove inaccurate, and, even if accurate, may not correlate with market activity.

Source: Scudder Latin America Group.

Since Mexico adopted a floating exchange rate regime following its 1994 devaluation, the Brazilian devaluation had a negligible effect on the peso and only a brief impact on the stock market. The Mexican economy is influenced more by the U.S. than Brazil due to trading patterns and capital flows. As our above forecasts for the economic growth rates of the major Latin American countries


                         7 - Scudder Latin America Fund
show, Mexico is likely to have one of the best growth rates in the region this year. This is due primarily to the continued expansion in the U.S. economy and to the recovery of Mexican consumer spending.

Brazil's difficulty in handling its exchange rate and fiscal reform, as opposed to Mexico's quick and effective response to the pressure that the decline in petroleum prices would place on its federal budget, had an influence on investors' perceptions of country risk for these two dominant Latin American economies. Mexico's higher standing among investors had a favorable impact on the country's stock market valuations, and a comparatively negative effect on Brazilian equities.

Chile should experience a sharp decline in its growth rate for reasons that are specific to that country. Copper is a major export, and prices and demand for the metal remain depressed. In addition, Chile is currently experiencing one of the worst droughts in modern history. Because the country is dependent on hydro-generated electric power, both businesses and consumers have been subject to power cutoffs during daylight hours. While this is likely to be a one-time event, it is clearly having a negative impact on production, employment, and consumer spending. When consumer stocks were under pressure earlier this year due to the country's economic outlook, the Fund was able to make its initial investment in the leading beverage company, Cia. Cervecerias Unidas S.A. The company has roughly a 90% share of the Chilean beer market and important holdings in wine, soft drink, and bottled water production in Chile and Argentina.

-------------------------------------------------------
Country Weightings
(April 30, 1999
-------------------------------------------------------
-------------------------------------------------------
  Country              Scudder Latin     IFC Index
                       America Fund*     Weighting
-------------------------------------------------------


  Argentina                13.4%           13.9%

  Brazil                   35.6%           28.0%

  Chile                     2.5%           15.2%

  Colombia                  1.9%            2.1%

  Mexico                   43.4%           36.5%

  Panama                    1.5%            0.0%

  Peru                      1.5%            2.4%

  Venezuela                 0.4%            1.9%
-------------------------------------------------------

* Excludes Fund's assets in cash equivalents. Totals may not add due to rounding.

                                  Fund Strategy

The portfolio management team was active in adding to the Fund's holdings in Brazil following the devaluation of the Real in January. The immediate consequence of the devaluation was an across-the-board reduction in the dollar market value of such strategically vital assets as petroleum reserves, the electric generation and distribution grid, and the telecommunications network. The dollar earning power of such assets was also reduced by both the recession and the devaluation. We believe the reduction in profits is temporary, and that the assets will eventually earn a return in dollars that is representative of the global standard for the asset category. The timing of our investment

                         8 - Scudder Latin America Fund
maneuver in Brazil poses some problems, however, since the underpricing of assets through a devaluation occurs well in advance of the assets' recovery in profitability and dollar value. We have been willing to accept a timing risk in pursuing this strategy in Brazil because of the good investment results this approach brought to the Fund several years ago in Mexico. A portion of the money used to purchase Brazilian stocks came from the sale of Mexican stocks whose valuations had exceeded our targets.

The Fund's portfolio tends to be very heavily concentrated in a small number of companies. The top ten holdings typically account for 45% to 50% of assets, and this number stood at 58% as of April 30. YPF, the Argentine oil and gas producer, was the Fund's third largest investment and accounted for just under 6% of net assets at the close of the period. The Spanish oil company, Repsol S.A., has offered to acquire YPF for cash at a price of $44.78, a 35% premium to the company's market value on the day of the announcement. At this point, we do not anticipate deploying cash raised from the sale of YPF into other top ten holdings.

Shareholders may notice the appearance of a new name among the Fund's top ten holdings. Grupo Continental S.A. ("Contal") is one of the major Coca-Cola bottlers in the world, and is the second largest sugar refiner in Mexico. It is also one of the most profitable bottlers in Latin America, with operating margins of 19.8% in 1998 and virtually no debt on its balance sheet. Stock market liquidity for its shares has been thin over the years, since the Coca-Cola Company owns 20% of its shares and the controlling family holds 60%. Many of the Fund's purchases have occurred during periods of economic distress in Mexico, when the stock has become available in the market. The Fund's experience with Contal underscores the importance of a long-term orientation to investing profitably in Latin America. It also illustrates the necessity of constructing the portfolio around the ownership of companies with superior management, excellent returns on capital, balance sheet integrity, and established market franchises. It is not luck that has allowed the Fund to overcome setbacks such as the Mexican and Brazilian devaluations, but rather the superior management skills of the companies in its portfolio.

Sincerely,
Your Portfolio Management Team


/s/Edmund B. Games, Jr.          /s/Tara C. Kenney
Edmund B. Games, Jr.             Tara C. Kenney


/s/Paul H. Rogers
Paul H. Rogers

                         9 - Scudder Latin America Fund

                          Glossary of Investment Terms


CURRENCY DEVALUATION       A significant  decline of a currency's  value
                           relative to other  currencies,  such as the U.S.
                           dollar, typically resulting from the cessation of a country's central bank intervention in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can reduce the total return of their investment.

CURRENCY EXCHANGE RATE     The price at which one country's currency can be
                           exchanged into another currency. When a country's currency rises relative to other currencies, this decreases the buying power of foreign purchasers of that country's goods and services and tends to hurt the earnings of companies that export; by contrast, a weak currency promotes exports. From the perspective of a U.S. investor in overseas securities, a weakening U.S. dollar adds to total returns, as assets denominated in foreign currencies then translate into more in dollar terms; a strengthening dollar relative to foreign currencies reduces returns to U.S. investors.

CURRENT ACCOUNT DEFICIT    The difference between the value of goods and
                           services a country imports and the value of goods and services it exports. A deficit exists when the value of imports is greater than the value of exports. Such a condition is often considered to be a negative factor for the strength of the currency, since a deficit implies weaker demand for the currency of the country in question relative to its trading partners.

FISCAL DEFICIT             The difference between a country's income and its
                           expenditures. Governments generally issue debt to finance this shortfall. A low rate of savings in a debtor nation means that investment from foreign sources will be required.

LIQUIDITY                  A characteristic of an investment or an asset
                           referring to the ease of convertibility into cash within a reasonably short period of time. A stock that is liquid has enough shares outstanding and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant move in its market price as a result.

WEIGHTING (OVER/UNDER)     Refers to the allocation of assets -- usually in
                           terms of sectors, industries, or countries
                           -- within a portfolio relative to the portfolio's benchmark index or investment universe.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                         10 - Scudder Latin America Fund

                    Investment Portfolio as of April 30, 1999

                                                                                                       Principal           Market
                                                                                                     Amount (U.S.$)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements 4.4%
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 4/30/1999 at 4.87%, to be
  repurchased at $25,064,168 on 5/3/1999, collateralized by a $25,111,000 U.S. Treasury Note,                         -------------
  3.375%, 1/15/2007 (Cost $25,054,000) ...........................................................      25,054,000      25,054,000
                                                                                                                      --------------
                                                                                                          Shares
-----------------------------------------------------------------------------------------------------------------------------------

Common Stocks 95.6%
-----------------------------------------------------------------------------------------------------------------------------------
Argentina 12.8%
BI S.A. "A" (Venture capital company) (b) ........................................................       3,000,000       3,507,000
Nobleza Piccardo S.A. (Tobacco company) ..........................................................         977,177       3,226,007
Quilmes Industrial S.A. (Leading beer distributor) ...............................................         922,443       8,301,987
Telecom Argentina S.A. "B" (ADR) (Telecommunication services) ....................................         360,000      12,420,000
Telefonica de Argentina S.A. "B" (ADR) (Telecommunication services) ..............................         340,000      12,707,500
YPF S.A. "D" (ADR) (Petroleum company) ...........................................................         800,000      33,600,000
                                                                                                                      -------------
                                                                                                                        73,762,494
                                                                                                                      -------------

Brazil 34.0%
Banco Itau S.A. (pfd.) (Bank) ....................................................................      53,004,600      28,081,907
Centrais Eletricas Brasileiras S.A. "B" (pfd.) (Holding company for electric utility) ............   1,200,000,000      25,285,972
Companhia Cervejaria Brahma (pfd.) (Beer producer and distributor) ...............................      40,288,569      19,064,910
Companhia Energetica de Minas Gerais (pfd.) (Electric utility) ...................................   1,300,086,798      30,917,176
Companhia Paranaense de Energia (voting) (ADR) (Electric utility) ................................         277,200       2,269,575
Companhia Siderurgica Nacional "B" (ADR) (Manufacturer and distributor of steel and tin
  mill products) .................................................................................          45,000         984,375
Lojas Americanas S.A. (voting) (Discount department store chain) (b) .............................     429,708,380       1,836,803
Perdigao S.A. (pfd.) (Producer of meat products) .................................................   1,000,000,000       1,240,216
Petrobras Distribuidora S.A. (pfd.) (Distributor of petroleum derivatives, natural gas and alcohol)     40,000,000         450,331
Petroleo Brasileiro S.A. (pfd.) (Petroleum company) ..............................................     300,000,000      48,585,190
Sadia S.A. (pfd.) (Cattle breeder) ...............................................................       1,945,770       1,077,729
Souza Cruz S.A. (Holding company for cigarettes and tobacco products) ............................         210,000       1,403,371
Tele Norte Leste Participacoes S.A. (pfd.) (ADR) (Provider of local telecommunication services) ..         570,000       9,654,375
Telecomunicacoes de Sao Paulo S.A. (pfd.) (Telecommunication services) ...........................     170,000,000      21,186,033
Telecomunicacoes do Parana S.A. (pfd.) (Telecommunication services) ..............................      25,009,986       3,571,565
                                                                                                                      -------------
                                                                                                                       195,609,528
                                                                                                                      -------------

Chile 2.4%
Companhia Cervecerias Unidas S.A.(ADR) (Bottler and distributor of beer, soft drinks, and
  mineral water) .................................................................................         180,000       4,421,250
Compania de Telefonos de Chile, S.A. "A" (ADR)(New) (Telecommunication services) .................         280,541       7,416,803

    The accompanying notes are an integral part of the financial statements.

                         11 - Scudder Latin America Fund

                                                                                                                        Market
                                                                                                           Shares      Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
Santa Isabel S.A. (ADR) (Supermarket chain) ......................................................         180,200       1,802,000
                                                                                                                      -------------
                                                                                                                        13,640,053
                                                                                                                      -------------

Colombia 1.8%
Bavaria S.A. (Beer producer and distributor) .....................................................       1,032,736       5,670,161
Colombiana de Tabaco S.A. (Tobacco producer) .....................................................         887,271       1,759,197
Compania Nacional de Chocolates S.A. (Chocolate and coffee producer) .............................         402,422       1,715,078
Industrias Alimenticias Noel S.A. (Food products company) ........................................         447,039       1,173,235
                                                                                                                      --------------
                                                                                                                        10,317,671
                                                                                                                      --------------

CIFRA S.A. de C.V. "C"* (Discount retailer) ......................................................      12,458,000      23,325,043
Fomento Economico Mexicano S.A. de C.V. (ADR) (Producer of beer, soft drinks and
  mineral water) .................................................................................         460,000      16,732,500
Grupo Continental, S.A. (Producer and distributor of soft drinks, sugar and mineral water) .......       6,711,750      23,244,156
Grupo Embotelladora Unidas S.A. de C.V. "B"* (Soft drink producer and marketer) ..................       1,919,134       3,427,025
Grupo Financiero Inbursa S.A. de C.V. "B" (Brokerage, insurance, banking and leasing services) ...       6,200,000      20,062,770
Grupo Industrial Bimbo S.A. de C.V. "A" (Producer of bread and other baked goods) ................       3,238,000       6,973,615
Grupo Industrial Maseca S.A. de C.V. (ADR) (Food producer) .......................................       1,142,200      12,064,488
Grupo Industrial Saltillo S.A. de C.V. "B" (Manufacturer of steel products and auto parts) .......         374,000       1,376,190
Grupo Modelo S.A. "C" (Leading brewery) ..........................................................       2,234,000       5,887,219
Kimberly Clark de Mexico S.A. de C.V. "A" (Producer of consumer paper products) ..................       7,902,000      30,787,013
Panamerican Beverages Inc. "A" (Soft drink bottler) ..............................................       1,070,600      23,753,938
Pepsi-Gemex S.A. "B" (Soft drink bottler) (b) ....................................................       6,544,500       3,810,542
Pepsi-Gemex S.A. (ADR) ...........................................................................         238,000       2,499,000
Telefonos de Mexico S.A. de C.V. "L" (ADR) (Telecommunication services) ..........................         855,000      64,766,250
                                                                                                                      -------------
                                                                                                                       238,709,749
                                                                                                                      -------------

Panama 1.4%
Banco Latinoamericano de Exportaciones S.A. "E" (ADR) (Bank) .....................................         255,700       8,150,438
                                                                                                                      -------------
Peru 1.4%
Embotellador Latinoamericana S.A. "T"* (Soft drink bottler and distributor) ......................       5,600,060       1,090,795
Industrias Pacocha S.A. "T"* (Household products and food producer) ..............................       4,633,237         819,170
Union de Cerveceria Backus & Johnston S.A. "T" (Beer producer) ...................................      14,383,186       6,163,514
                                                                                                                      -------------
                                                                                                                         8,073,479
                                                                                                                      -------------

Venezuela 0.3%
Mavesa S.A. (ADR) (Food processor) ...............................................................         646,275       1,938,825
-----------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $493,177,243)                                                                                550,202,237
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $518,231,243) (a)                                                            575,256,237
-----------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                         12 - Scudder Latin America Fund

--------------------------------------------------------------------------------

    * Non-income producing security.

  (a) The cost for federal income tax purposes was $520,815,530. At April 30, 1999, net unrealized appreciation for all securities based on tax cost was $54,440,707. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $99,232,730 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $44,792,023.

  (b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $9,154,345 (1.60% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 1999 aggregated $19,114,009. These securities may also have certain restrictions as to resale.

    The accompanying notes are an integral part of the financial statements.

                               13 - Scudder Latin America Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of April 30, 1999


Assets
---------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $518,231,243) ............   $ 575,256,237
                  Cash .............................................................             637
                  Foreign currency holdings, at market (identified cost $59,467) ...          58,605
                  Receivable for investments sold ..................................          34,536
                  Receivable for Fund shares sold ..................................       1,068,496
                  Dividends and interest receivable ................................       3,868,272
                  Other assets .....................................................           6,207
                                                                                       -------------
                  Total assets .....................................................     580,292,990


Liabilities
---------------------------------------------------------------------------------------------------------------
                  Payable for investments purchased ................................       5,865,742
                  Payable for Fund shares redeemed .................................         809,536
                  Accrued management fee ...........................................         549,081
                  Other payables and accrued expenses ..............................         596,438
                                                                                       -------------
                  Total liabilities ................................................       7,820,797
                  ----------------------------------------------------------------------------------
                  Net assets, at market value                                          $ 572,472,193
                  ----------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Undistributed net investment income 3,773,906 Unrealized
                  appreciation (depreciation) on:
                     Investments ...................................................      57,024,994
                     Foreign currency related transactions .........................        (219,629)
                  Accumulated net realized gain (loss) .............................     (23,458,114)
                  Paid-in capital ..................................................     535,351,036
                  ----------------------------------------------------------------------------------
                  Net assets, at market value                                          $ 572,472,193
                  ----------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                    ($572,472,193 /25,953,426 shares of capital stock                  -------------
                    outstanding, $.01 par value, 100,000,000 shares authorized) ....   $       22.06
                                                                                       -------------

    The accompanying notes are an integral part of the financial statements.

                         14 - Scudder Latin America Fund

                             Statement of Operations

                         six months ended April 30, 1999

Investment Income
---------------------------------------------------------------------------------------------------------
                  Income:
                  Dividends (net of foreign taxes withheld of $875,447) ................   $  10,861,593
                  Interest .............................................................         556,095
                                                                                           -------------
                                                                                              11,417,688
                                                                                           -------------
                  Expenses:
                  Management fee .......................................................       2,869,922
                  Services to shareholders .............................................       1,080,970
                  Custodian and accounting fees ........................................         469,388
                  Directors' fees and expenses .........................................          31,351
                  Reports to shareholders ..............................................          79,567
                  Auditing .............................................................          41,074
                  Legal ................................................................          10,771
                  Registration fees ....................................................          51,441
                  Other ................................................................          47,524
                                                                                           -------------
                                                                                               4,682,008
                  --------------------------------------------------------------------------------------
                  Net investment income                                                        6,735,680
                  --------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
---------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments ..........................................................     (17,026,107)
                  Foreign currency related transactions (including CPMF tax of $113,079)      (3,409,047)
                                                                                           -------------
                                                                                             (20,435,154)
                                                                                           -------------

                  Net unrealized appreciation (depreciation) during the period on:
                  Investments ..........................................................     113,956,544
                  Foreign currency related transactions ................................        (180,657)
                                                                                           --------------
                                                                                             113,775,887
                  --------------------------------------------------------------------------------------
                  Net gain (loss) on investment transactions                                  93,340,733
                  --------------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations          $ 100,076,413
                  --------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                         15 - Scudder Latin America Fund

                       Statements of Changes in Net Assets


Increase (Decrease) in Net Assets

                                                                           Six Months
                                                                             Ended            Year Ended
                                                                            April 30,         October 31,
                                                                               1999              1998
---------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ...............................   $   6,735,680    $  10,839,107
                  Net realized gain (loss) from investment transactions     (20,435,154)      14,336,304
                  Net unrealized appreciation (depreciation) on
                    investment transactions during the period............   113,775,887     (162,701,347)
                                                                          -------------    -------------
                  Net increase (decrease) in net assets resulting from
                  operations.............................................   100,076,413     (137,525,936)
                                                                          -------------    -------------
                  Distributions to shareholders from:
                  Net investment income ...............................      (9,207,053)      (8,553,580)
                                                                          -------------    -------------
                  Net realized gains ..................................     (15,934,115)     (39,004,290)
                                                                          -------------    -------------

                  Fund share transactions:
                  Proceeds from shares sold ...........................     147,795,586      312,261,907
                  Net asset value of shares issued to shareholders in
                    reinvestment of distributions......................      23,977,559       45,271,596

                  Cost of shares redeemed .............................    (177,855,191)    (551,385,752)
                                                                          -------------    -------------
                  Net increase (decrease) in net assets from Fund share
                  transactions.........................................      (6,082,046)    (193,852,249)
                                                                          -------------    -------------
                  Increase (decrease) in net assets ...................      68,853,199     (378,936,055)
                  Net assets at beginning of period ...................     503,618,994      882,555,049
                  Net assets at end of period (including undistributed
                    net investment income of $3,773,906 and $6,245,279,   -------------    -------------
                    respectively) ....................................    $ 572,472,193    $ 503,618,994
                                                                          -------------    -------------

Other Information
---------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ...........      26,476,730       35,131,733
                                                                          -------------    -------------
                  Shares sold .........................................       7,875,104       13,655,806
                  Shares issued to shareholders in reinvestment of
                  distributions........................................       1,363,911        1,743,227
                  Shares redeemed .....................................      (9,762,319)     (24,054,036)
                                                                          -------------    -------------
                  Net increase (decrease) in Fund shares ..............        (523,304)      (8,655,003)
                                                                          -------------    -------------
                  Shares outstanding at end of period .................      25,953,426       26,476,730
                                                                          -------------    -------------


                         16 - Scudder Latin America Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.



                                                                  Six Months
                                                                    Ended
                                                                   April 30,            Years Ended October 31,
                                                                    1999(a)   1998(a) 1997(a)  1996(a)  1995        1994
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    -----------------------------------------------------------
Net asset value, beginning of period ............................   $19.02   $ 25.12 $ 20.63 $ 16.22  $ 24.44     $ 18.41
                                                                   -----------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) ....................................      .26       .34     .26     .25      .09        (.03)
Net realized and unrealized gain (loss) on investment transactions    3.79     (5.05)   4.49    4.30    (7.62)       6.10
                                                                   -----------------------------------------------------------
Total from investment operations ................................     4.05     (4.71)   4.75    4.55    (7.53)       6.07
                                                                   -----------------------------------------------------------
Less distributions:
From net investment income ......................................     (.37)     (.25)   (.26)   (.15)      --        (.06)
From net realized gains on investment transactions ..............     (.64)    (1.14)    --      --      (.73)       (.06)
                                                                   -----------------------------------------------------------
Total distributions .............................................    (1.01)    (1.39)   (.26)   (.15)    (.73)       (.12)
                                                                   -----------------------------------------------------------
Redemption fees (b) .............................................       --        --      --     .01      .04         .08
                                                                   -----------------------------------------------------------
Net asset value, end of period ..................................   $22.06   $ 19.02 $ 25.12 $ 20.63  $ 16.22     $ 24.44
------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ................................................    22.59**  (20.23)  23.25   28.31(c) 30.96(c)(d) 33.43(c)(d)

Ratios and Supplemental Data
Net assets, end of period ($ millions) ..........................      572       504     883     622      519         809
Ratio of operating expenses, net, to average daily net assets (%)     2.04*     1.87    1.89    1.96     2.08        2.01
Ratio of operating expenses, before expense reductions, .........     2.04*     1.87    1.89    1.96     2.11        2.05
  to average daily net assets (%)
Ratio of net investment income (loss) to average daily net ......     2.93*     1.45     .98    1.32      .52        (.20)
  assets (%)
Portfolio turnover rate (%) .....................................     49.9*     43.6    41.8    22.4     39.5        22.4

(a) Based on monthly average of shares outstanding during the period.
(b) Until September 5, 1996, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% was assessed and retained by the Fund for the benefit of the remaining shareholders.
(c) Total return does not reflect the effect to the shareholder of the 2% redemption fee on shares held less than one year.
(d) Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized


                         17 - Scudder Latin America Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Latin America Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with original maturities over sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price. Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars.

Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

  (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex- and payment dates on dividends, interest, and foreign withholding taxes.



                         18 - Scudder Latin America Fund

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

The Fund is also subject to a .20% Contribuicao Provisoria sobre Movimentacoes Financeiras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market. Additionally, there is a .14% value added tax on foreign exchange transactions in Colombia. These taxes have been reported as part of the net realized gain (loss) from foreign currency related transactions.

Distribution of Income and Gains. Distribution of net investment income is made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences relate primarily to investments in foreign contracts, passive foreign investment companies, foreign denominated investments, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                         19 - Scudder Latin America Fund

                      B. Purchases and Sales of Securities

During the six months ended April 30, 1999,  purchases  and sales of  investment
securities  (excluding  short-term   investments)  aggregated  $112,311,011  and
$126,550,435, respectively.

                          C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.25% of the first $1 billion of the Fund's average daily net assets and 1.15% of such assets in excess of $1 billion, computed and accrued daily and payable monthly. For the six months ended April 30, 1999, the fee pursuant to this Agreement aggregated $2,869,922, which was equivalent to an annual effective rate of 1.25% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 1999, the amount charged to the Fund by SSC aggregated $827,006, of which $134,513 is unpaid at April 30, 1999.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended April 30, 1999, the Special Servicing Agreement expense charged to the Fund amounted to $181.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended April 30, 1999, the amount charged to the Fund by STC aggregated $20,169, of which $3,458 is unpaid at April 30, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1999, the amount charged to the Fund by SFAC aggregated $130,841, of which $43,548 is unpaid at April 30, 1999.

The Fund pays each of its Directors not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1999, Directors' fees and expenses aggregated $31,351.


                         20 - Scudder Latin America Fund

                        D. Investing in Emerging Markets

Investing in emerging markets mayinvolve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

E. Line of Credit

The Fund and several affliated Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.


                         21 - Scudder Latin America Fund

                        Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Latin America Fund (the "Fund") at April 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                             PricewaterhouseCoopers LLP
June 14, 1999

                         22 - Scudder Latin America Fund

                           Stockholder Meeting Results

A Special Meeting of Stockholders (the "Meeting") of Scudder Latin America Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------
          For              Against         Abstain            Broker Non-Votes*
          ---              -------         -------            -----------------
      12,929,901           534,763         520,217                  0


2. To approve the revision of the Fund's fundamental lending policy.

                                Number of Votes:
                                ----------------
          For              Against         Abstain            Broker Non-Votes*
          ---              -------         -------            -----------------
      11,428,092           790,914         762,563                1,003,312

--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                         23 - Scudder Latin America Fund

                                               Officers and Directors

Daniel Pierce*
Chairman of the Board and
 Director

Nicholas Bratt*
President

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive
Officer, Scientific Learning
Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Keith R. Fox
Director; Private Equity
Investor

William H. Luers
Director; Chairman and
President, U.N. Association of
the U.S.A.

Kathryn L. Quirk*
Director, Vice President
and Assistant Secretary

Joan E. Spero
Director; President, Doris Duke
Charitable Foundation

Thomas J. Devine
Honorary Director; Consultant

William H. Gleysteen, Jr.
Honorary Director; Consultant;
Guest Scholar, Brookings
Institute

Wilson Nolen
Honorary Director; Consultant

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus and Director, Kirby
Corporation

Elizabeth J. Allan*
Vice President

Irene T. Cheng*
Vice President

Joyce E. Cornell*
Vice President

Susan E. Dahl*
Vice President

Philip S. Fortuna*
Vice President

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Theresa Gusman*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Sheridan P. Reilly*
Vice President

Shahram Tajbakhsh*
Vice President

John R. Hebble*
Treasurer

Richard W. Desmond*
Assistant Secretary

Caroline Pearson*
Assistant Secretary





                        *Scudder Kemper Investments, Inc.


                         24 - Scudder Latin America Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited
    Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.


                         25 - Scudder Latin America Fund

                                Scudder Solutions

Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                         26 - Scudder Latin America Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder
          Brokerage account already reserved for them, with
          no minimum investment. For information about
          Scudder Brokerage Services, call 1-800-700-0820.



          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York



                         27 - Scudder Latin America Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER